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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 15, 2006

                              CHINA AGRITECH, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                       000-49608                  75-2955368
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(State of Incorporation)         (Commission File No.)     (IRS Employer ID No.)

               A# Room 0706-0707, The Spaces International Center,
                             No. 8 Dongdaqiao Road,
                           Chaoyang District, Beijing
                       People's Republic of China, 100020
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                    (Address of Principal Executive Offices)

                                (86) 10-58702123
               Registrant's Telephone Number, Including Area Code:


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.        Results of Operations and Financial Condition

On August 15, 2006, China Agritech, Inc. (the "Company") issued a press release announcing its financial results for the second quarter ended June 30, 2006. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Current Report included in this Item 2.02, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section.

Item 9.01.        Financial Statements and Exhibits

(d)      Exhibits

         99.1     Press release issued by the Company dated August 15, 2006.
























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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Agritech, Inc.

Date: August 15, 2006

/s/ Yu Chang
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Chief Executive Officer